UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SIERRA MONITOR CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIERRA MONITOR CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 14, 2014

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of Sierra Monitor Corporation (the “Company” or “Sierra Monitor”). The Annual Meeting will be held on Wednesday, May 14, 2014 at 10:00 a.m., local time, at Sierra Monitor’s headquarters located at 1991 Tarob Court, Milpitas, California 95035, for the following purposes:

1.	To elect the Board of Directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

2.	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To hold a non-binding vote to approve the Company’s executive compensation;

4.	To approve an amendment and restatement of the Company’s 2006 Stock Plan (the “2006 Plan”); and

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting. Please read the Proxy Statement carefully.

Only shareholders of record at the close of business on April 14, 2014 are entitled to vote at the Annual Meeting. If you wish to attend the meeting to vote in person and need directions, please contact Investor Relations at 800-727-4377 or email Investor_Relations@sierramonitor.com. The Annual Report on Form 10-K for the year ended December 31, 2013 was filed with the Securities Exchange Commission (“SEC”) on March 27, 2014 and is available for review on the Sierra Monitor investor relations web site. This Notice and the Proxy Statement are first being mailed and made available to shareholders on or about April 16, 2014. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. The Proxy Statement describes the proxy voting in more detail.

By Order of the Board of Directors,

/s/ Gordon R. Arnold
Gordon R. Arnold
Secretary

Milpitas, California

April 14, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2014

The Proxy Statement and Annual Report on Form 10-K are available at www.investor.sierramonitor.com.

SIERRA MONITOR CORPORATION

PROXY STATEMENT FOR

2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2014

INFORMATION CONCERNING SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of Sierra Monitor Corporation (“we”, the “Company” or “Sierra Monitor”) for use at the Company’s 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 14, 2014, at 10:00 a.m., local time, or at any continuations, adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The Annual Meeting will be held at the Company’s headquarters located at 1991 Tarob Court, Milpitas, California 95035.

This Proxy Statement and the accompanying form of proxy are being mailed, and made available on the Internet at www.investor.sierramonitor.com beginning on or about April 16, 2014, to shareholders entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission (“SEC”) on March 27, 2014, includes our financial statements. Shareholders may obtain a copy of this Proxy Statement, the Company’s Annual Report on Form 10-K and form of proxy, without charge, by sending a written request with such shareholder’s name and mailing address to: Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary; by calling the Company at 800-727-4377 or by sending an email with such shareholder’s name and mailing address to investor_relations@sierramonitor.com. The Company will promptly deliver a Proxy Statement, Annual Report and/or proxy card upon receipt of such request. Our Annual Report on Form 10-K and any exhibits thereto may also be obtained from the SEC website at www.sec.gov or our Company investor relations website at www.investor.sierramonitor.com. Our telephone number is 800-727-4377.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote?

You may vote at the Annual Meeting if you owned your shares as of the close of business on April 14, 2014, which is referred to as the “Record Date.”

As of April 14, 2014, we had a total of 10,114,311 shares of Common Stock, par value $0.001 per share (the “Common Stock”) outstanding, which were held of record by approximately 136 shareholders. As of April 14, 2014, we had no shares of preferred stock outstanding.

How many votes do I have?	On each proposal to be voted upon, you are entitled to one vote for each share of our Common Stock that you own as of the Record Date. For the election of directors (Proposal One), shareholders may “cumulate” votes. See the section entitled “What vote is required for the proposals?” for additional information on this procedure.

How do I vote my proxy?

If your shares of Common Stock are held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by voting by mail.

Of course, even if you vote your shares by proxy, you may also choose to come to the Annual Meeting and vote your shares in person.

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To Vote by Mail	Sign and return the proxy card in the enclosed postage-paid and addressed envelope. If you received more than one proxy card, your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

To Vote in Person at the Annual Meeting

If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting.

If your shares are held in the name of your broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If this is the case, and you wish to vote at the Annual Meeting, you will need to bring with you to the Annual Meeting a legal proxy duly completed by your broker or other nominee confirming your beneficial ownership and authorizing you to vote such shares.

How will the proxy holders vote?	If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election of all of the directors listed in Proposal One “FOR” ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm listed in Proposal Two, “FOR” the non-binding shareholder approval of executive compensation listed in Proposal Three, and “FOR” approval of an amendment and restatement of the 2006 Plan listed in Proposal Four.

What matters are being presented at the Annual Meeting?	We are not aware of any matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders and this Proxy Statement.

Will the proxy holders have discretionary voting power?	If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you have subsequently revoked your proxy.

How can I change my vote?	If you are a holder of record and would like to change your vote, you can do so in the following ways:

•	deliver written notice of the revocation of your proxy to our Secretary prior to the Annual Meeting;

•	deliver a properly executed, later dated proxy prior to the Annual Meeting; or

•	attend the Annual Meeting and vote in person.

Please note that your attendance at the Annual Meeting in and of itself is not enough to revoke your proxy.

If your shares are held by a broker, bank or other nominee, you must contact them in order to find out how to change your vote.

Who is paying the cost of this proxy solicitation?	We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

What constitutes a quorum for the Annual Meeting?	The Annual Meeting will be held if a majority of our outstanding shares of Common Stock entitled to vote at the Annual Meeting are represented in person or by proxy.

What are the recommendations of the Board of Directors?	Our Board of Directors recommends that you vote:

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•	“FOR” each of the nominees to the Board of Directors;

•	“FOR” the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	“FOR” the non-binding shareholder approval of executive compensation; and

•	“FOR” approval of an amendment and restatement of the 2006 Plan

What vote is required for the proposals?

For Proposal One (Election of Directors), the nominees receiving the highest number of “FOR” votes in person or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified. For Proposal One (Election of Directors), shareholders may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected (four) multiplied by the number of votes to which the shareholder’s shares are entitled, or a shareholder may distribute votes on the same principle as the shareholder sees fit, provided that votes may not be cast for more than four candidates. In order to cumulate votes, a shareholder must give notice to the Company prior to the voting on Proposal One of the intention to cumulate votes.

For Proposal Two (Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014), ratification requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

For Proposal Three (Non-binding vote to approve the Company’s executive compensation), approval requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

For Proposal Four (To approve an amendment and restatement of the 2006 Plan), approval requires the affirmative “FOR” vote of a majority of the shares present and entitled to vote at the Annual Meeting.

How are abstentions, withheld, and broker non-votes counted?	We treat shares that are voted “WITHHELD” or “ABSTAIN” in person or by proxy as being:

•	present for purposes of determining whether or not a quorum is present at the Annual Meeting; and

•	entitled to vote on a particular subject matter at the Annual Meeting.

Therefore, a “WITHHELD” or “ABSTAIN” vote is the same as voting against a proposal that has a required, affirmative voting threshold, such as Proposal Two, Proposal Three and Proposal Four but will have no effect on Proposal One, the election of our directors, which is determined by a plurality of votes.

If you hold your Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a broker non-vote) unless you have given the broker voting instructions. In particular if you hold your Common Stock through a broker, it is critical that you give your broker voting instructions if you want your vote to count in Proposal One (the election of directors), Proposal Three (non-binding vote to approve the Company’s executive compensation) or Proposal Four (to approve an amendment and restatement of the 2006 Plan). Regulations governing NYSE member brokers take away the ability of your broker to vote your uninstructed shares on a discretionary basis in the election of directors, with respect to non-binding votes to approve the Company’s executive compensation, and with respect to any material revision to the terms of any equity compensation plan. Thus, if you hold your Common Stock through a broker and you do not instruct your broker how to vote on Proposal One, Proposal Three, or Proposal Four it will be considered a broker non-vote and no votes will be cast on your behalf with respect to the relevant proposal or proposals. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

For Proposal Two, your broker will continue to have discretion to vote your shares on this matter even if no instructions are received by you.

If you are a shareholder of record, if you do not sign and return a proxy card and you do not otherwise cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

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What is the deadline for receipt of shareholder proposals for the 2015 Annual Meeting?

Shareholders may present proposals for action at a future annual meeting only if they comply with the requirements of the proxy rules established by the SEC. Shareholder proposals, including nominations for the election of directors, which are intended to be presented by such shareholders at our 2015 Annual Meeting of Shareholders must be received by us no later than December 17, 2014 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

In addition, the proxies solicited by the Board of Directors for the 2015 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting if we are not provided with notice of such proposal on or prior to December 17, 2014.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board of Directors”) is currently comprised of four members. The Board of Directors has authorized the nomination at the Annual Meeting of the persons named below as nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees listed below, each of whom is currently a director of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

The names of the four nominees and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Gordon R. Arnold	68	President, Chief Executive Officer, Secretary and Director of the Company	1989
C. Richard Kramlich	78	General Partner, New Enterprise Associates – Venture Capital	1989
Jay T. Last, Ph.D.	84	Retired President, Hillcrest Press	1989
Robert C. Marshall	82	Principal, Selby Venture Partners	1998

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer of Old Sierra in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF. Mr. Arnold’s specific qualifications and experience to hold his appointed position include his business management education, his over thirty years of direct industry experience and over twenty-eight years of full-time employment as CEO of the Company.

C. Richard Kramlich became a director of Old Sierra in February 1980 and became a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm, and from 1994 to 1995 Mr. Kramlich was Chairman and President of the National Venture Capital Association. Mr. Kramlich’s specific qualifications and experience to hold his appointed position include his thirty-five years as managing general partner of a highly successful venture capital company, his membership on numerous boards of private and public companies and his over thirty years of participation on the Board of Directors of Sierra Monitor Corporation.

Name of public company	Period of service
SVB Financial Group	2006 - present
Zhone Technologies	1999 - present

Jay T. Last, Ph.D. was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger between Old Sierra and UMF. Dr. Last is a retired technologist and business investor. He was the President of Hillcrest Press, a publishing company, from 1982 until he retired in 2010 and has been a business and technical consultant for over twenty-five years. Dr. Last was a founder of Fairchild Semiconductor Incorporated and served as a Vice President of Teledyne Technologies Inc. from 1961 to 1975. His specific qualifications and experience to hold the appointed position include his participation in the founding of the first semiconductor manufacturing company, his involvement in the management and rapid expansion of a major public industrial conglomerate and his over thirty years of participation on the Board of Directors of Sierra Monitor Corporation.

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Robert C. Marshall has served as a director of the Company since 1998. He has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years. Mr. Marshall’s specific qualifications and experience to hold his appointed position include his participation in the founding of the first redundant computer manufacturing company, his founding of a highly successful venture capital company, his involvement in the management and turn-around of various electronics companies and his sixteen years of participation on the Board of Directors of Sierra Monitor Corporation.

Vote Required

The four nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock that are present in person or by proxy and are entitled to vote at the Annual Meeting shall be elected as directors of the Company. Votes withheld from election of any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law. Shareholders may cumulate votes in the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends VOTING “FOR” the re-election of the above-named directors to the Board of Directors of the Company.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Board of Directors Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer (“CEO”), Gordon Arnold, has been appointed Chairman of the Board of Directors annually by the three independent Directors. While we have no formal arrangement for a lead independent director, the CEO maintains frequent communication with director Richard Kramlich. Mr. Kramlich functions as if he is the lead independent director through his advice to the Company and his communication with the other directors.

The current leadership structure is appropriate due to the small size of the Company and the low number of officers (4) and independent directors (3). Due in part to the significant continuity in the Company’s leadership structure over the past fifteen years the independent directors are satisfied that the CEO has the education, experience and judgment necessary to perform the dual functions of CEO and Chairman.

The members of the Board of Directors are proactive in both their formal and their informal interface with the Company. The three independent Board of Directors members also comprise the Audit Committee. The Board of Directors and the Audit Committee meet formally on a quarterly basis. The members receive periodic briefings from the independent auditors and they require regular reports regarding the Company’s internal controls practices and third party audits. The Board of Directors believes that maintaining the current structure of combined CEO and Chairman positions is appropriate due to their confidence in Mr. Arnold and their broad skills in investing, managing and directing numerous other public and private companies.

Risk is inherent with every business and the Board of Directors as a whole is responsible for overseeing our risk management function. The Board of Directors meets regularly to receive Audit Committee reports, as well as management reports with respect to areas of material risk to the Company, including legal, operational, financial and strategic risks. In addition, the Audit Committee oversees and reviews at least annually our policies related to risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Director Independence

Based on a review by the Board of Directors of all relevant information, the Board of Directors has determined that each of our directors and director nominees, other than Mr. Arnold, is “independent” as defined under the rules of the NASDAQ Stock Market.

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Board Meetings and Committees

The Board of Directors held four meetings during the fiscal year ended December 31, 2013. The Company encourages its directors to attend the Annual Meeting and all of our directors attended our 2013 Annual Meeting of Shareholders. During fiscal year 2013, each current director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served. The Board of Directors has a standing Audit Committee, but does not have a standing nominating or compensation committee or any other committees performing similar functions.

Audit Committee

The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent registered public accounting firm and internal audit processes, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met four times during fiscal year 2013. Members of the Audit Committee are Messrs. Kramlich, Last and Marshall. The Company’s Board of Directors has previously approved and adopted an Audit Committee Charter, a copy of which may be obtained at the Company’s website at http://www.investor.sierramonitor.com/documents.cfm.

Independence; Audit Committee Financial Expert

The Company believes that all three Audit Committee members are independent directors as defined by the rules of the SEC and under the rules of the NASDAQ Stock Market. The Company’s Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee. C. Richard Kramlich is the Company’s audit committee financial expert as defined in Item 401(e)(2) of Regulation S-B promulgated by the SEC.

Nominating Committee

The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and because the Board of Directors consists of only four directors, the Board of Directors has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee. The Board of Directors will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

The Board of Directors has no formal policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors should direct the recommendation in writing to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035, Attention: Secretary. The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors, as described in the guidelines set forth below.

The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or the Board of Directors, are as follows:

▪	Regular review of the current composition and size of the Board of Directors.

▪	Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board of Directors and also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

▪	The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

▪	The Board of Directors may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including issues of character, judgment, independence, background, expertise, diversity of experience, length of service, other commitments and the like. The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. The Board of Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

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In addition, while we do not have a formal written policy on director diversity, the Board of Directors also considers diversity when reviewing the overall composition of the Board of Directors and considering the slate of nominees for annual election to the Board of Directors and the appointment of individual directors to the Board of Directors. Diversity, in this context, includes factors such as experience, specialized expertise, geographic location, cultural background, gender and ethnicity.

Corporate Governance

As part of our system of corporate governance, we adopted a code of business conduct and ethics that applies to all directors, officers and employees. Our code of business conduct and ethics is posted on our website at www.investor.sierramonitor.com (by including the foregoing Internet address link, we do not intend to incorporate by reference to this proxy statement material not specifically referenced herein). We intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our web site identified above. The inclusion of our web site address in this report does not include or incorporate by reference the information on our web site into this report.

Compensation of Directors

The following table shows for the fiscal year ended December 31, 2013, the compensation earned by our independent, non-employee directors. Mr. Arnold, our President and Chief Executive Officer, does not receive compensation for serving on our Board of Directors.

Name	Fees earned or paid in cash ($) (1)	Total ($)
C. Richard Kramlich	400	400
Jay T. Last, Ph.D.	400	400
Robert Marshall	400	400

(1)	All independent, non-employee directors receive a payment of $100 per meeting of the Board of Directors.

Compensation of Executive Officers

The Board of Directors has no standing compensation committee nor does it have a committee performing similar functions. Furthermore, it has no compensation committee charter. In light of the relatively small size of the Company, the Board of Directors has determined that it is more efficient for the Chief Executive Officer to determine and recommend the amount and form of executive and director compensation to be approved by the entire Board of Directors. The Board of Directors will continue to evaluate on an ongoing basis the desirability of a separate compensation committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

With the exception of stock option grants that are approved by the Board of Directors, the Chief Executive Officer establishes executive officer target compensation each year coincident with wage reviews of all employees. The two primary components of officer compensation are base salary and commissions based on the Company’s net sales. Base salary changes are generally consistent with company wide percentage increases and are based on the Chief Executive Officer’s overall appraisal of the prior year general performance of the officer. Performance is not measured by specific metrics. Officer commission programs generally remain unchanged from year to year. To avoid internal bias between product groups and to ensure commitment to the overall corporate revenue targets, commissions are paid equally on all sales.

Communicating with Our Directors

Shareholders may contact any or all of our directors directly by writing to them at Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035.

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Report of the Audit Committee of the Board of Directors

The material in this report shall not be deemed to be (i)“soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent we specifically incorporate the report by reference into such filing.

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2013 with the Company's management.

The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) those matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T (“Communication with Audit Committees”). Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (“Communication with Audit Committees Concerning Independence”).

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2013 be included in the Company's Annual Report on Form 10-K for fiscal year 2013, as filed with the SEC. The foregoing report is respectfully submitted by the following members of the Company's Board of Directors, who constitute the Audit Committee:

C. Richard Kramlich, Chairman

Jay T. Last, Ph.D.

Robert C. Marshall

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PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2014. Squar Milner previously audited the Company’s financial statements from fiscal year 2003 through the fiscal year ended December 31, 2013.

It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed for professional accounting services by Squar Milner for the fiscal years ended December 31, 2013 and 2012 are as follows:

Audit Fees

The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of fiscal years 2013 and 2012, and for their audit of the annual financial statements for each of fiscal years ended December 31, 2013 and 2012, were $77,700.

Tax Fees

There were no fees billed by Squar Milner for tax services in the fiscal years 2013 and 2012 as the Company engaged another firm for tax preparation/consulting.

Audit-Related Fees

The aggregate fees billed by Squar Milner for audit-related services in each of fiscal years 2013 and 2012 were $4,500.

All Other Fees

During fiscal years 2013 and 2012, the Company did not engage Squar Milner to provide products or services other than those reported under the sections above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as “annual audit services” or “tax consulting services.” A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Percentage of Audit Fees Pre-Approved

During fiscal year 2013 and 2012, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Independence of Squar Milner

The Audit Committee has determined that the accounting advice provided by Squar Milner is compatible with maintaining Squar Milner’s independence.

Vote Required

Although shareholder ratification of Squar Milner as the Company’s independent registered public accountants is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014, the affirmative vote of a majority of shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting is required.

Recommendation of the Board of Directors

The Board of Directors recommends VOTING “FOR” the ratification of the appointment of Squar Milner as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

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PROPOSAL THREE:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices. Our Board of Directors values the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

The Company’s compensation philosophy with respect to executive officers is designed to attract, retain, motivate and reward highly qualified executives who contribute to the success of the Company and its shareholders. To achieve these goals, the Company strives to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by the executives of the Company.

Accordingly, the Board of Directors recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and the related footnotes and narrative disclosures.”

Vote Required

If a quorum is present, the affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary to approve the non-binding vote to approve the Company’s executive compensation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

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PROPOSAL FOUR:

APPROVE AN AMENDMENT AND RESTATEMENT OF THE cOMPANY’S 2006 sTOCK pLAN

We are asking our shareholders to approve an amendment and restatement of the Company’s 2006 Stock Plan (the “2006 Plan”) to make the following amendments, which were previously approved by the Company’s Board of Directors (the “Board”) on October 24, 2013 and April 14, 2014, subject to shareholder approval at our Annual Meeting:

•	increase of 2,000,000 shares of Company common stock to the total number of shares reserved for issuance under the 2006 Plan in order to allow us to attract and retain valuable employees to the Company, and

•	approval of the material terms of the 2006 Plan to allow us to the ability to grant awards that qualify as “performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”).

On October 24, 2013, the Company’s Board of Directors (the “Board”) approved an increase of 2,000,000 shares of Common Stock for issuance under the 2006 Plan, subject to shareholder approval at the Annual Meeting. Our named executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2006 Plan. Mr. Axelsson also has an interest in this proposal because some of these 2,000,000 shares for which shareholder approval is being required are being used to cover his option grant to purchase 500,000 shares of Common Stock as described more fully in the “Employment Contracts and Termination of Employment and Change-in Control Arrangements” section of this proxy.

As of December 31, 2013, 194,320 shares of Common Stock remained available for issuance under the 2006 Plan (not including the 2,000,000 share increase approved by the Board in October 2013). As a result, if the shareholders do not approve this proposal, the Company will be limited in its ability to make discretionary option or other equity award grants under the 2006 Plan to assist in recruiting and retaining personnel.

The Board believes that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value. The Board believes that plans such as the 2006 Plan increase the Company’s ability to achieve this objective by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company to recruit, reward, motivate and retain talented personnel.

The Board believes strongly that approval to increase shares of Common Stock for issuance under the 2006 Plan is essential to the Company’s continued success. In particular, the Company believes that its employees are its most valuable assets and that the awards permitted under the 2006 Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which it competes. Such awards also are crucial to the Company's ability to motivate employees to achieve the Company’s goals.

On April 14, 2014, our Board approved an amendment and restatement of the 2006 Plan to allow us the ability to grants awards that qualify as “performance-based compensation” under Section 162(m). The Board believes it is important for the Company to preserve the ability to grant awards that qualify as “performance-based compensation” within the meaning of Section 162(m). At our 2006 Annual Meeting of Shareholders, our shareholders approved a similar menu of performance-based compensation measures to qualify awards granted thereunder as “performance-based compensation” within the meaning of Section 162(m). Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and other “covered employees,” as determined under Section 162(m) and applicable guidance. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation to grant awards under the 2006 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2006 Plan limits the sizes of such awards as further described below. In connection with its approval of an amendment and restatement of the 2006 Plan, the Board approved an increase to the number shares subject to options (and/or stock appreciation rights) that can be granted in a fiscal year to 650,000 plus an additional 100,000 in the first year of service, subject to the shareholders approving the 2006 Plan, as amended and restated. The Board believed that these increases were necessary to attract and retain highly skilled employees. By approving the 2006 Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the Plan, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to participants, and the other material terms of the 2006 Plan and awards to be granted under the 2006 Plan.

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Vote Required

If a quorum is present, the affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary to approve the amendment and restatement of the 2006 Plan.

Summary of the 2006 Stock Plan

The following paragraphs provide a summary of the principal features of the 2006 Plan and its operation. The following summary is qualified in its entirety by reference to the text of the 2006 Plan, which is attached as Appendix A to this Proxy Statement.

Purpose.

The purpose of the 2006 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. Eligible 2006 Plan participants include employees, consultants and directors of the Company and its subsidiaries. The actual number of individuals who will receive awards cannot be determined in advance because the Administrator has the discretion to select the participants. As of March 31, 2014, the Company had approximately sixty employees (full-time and part-time employees), including three named executive officers, seventeen consultants, and three non-employee directors, who would be eligible to participate in the 2006 Plan.

Administration of 2006 Plan.

The Board, or a committee appointed by the Board under the terms of the 2006 Plan, will administer the 2006 Plan. The committee generally will consist of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2006 Plan). Notwithstanding the foregoing, the Board may itself administer the 2006 Plan or appoint one or more committees to administer the 2006 Plan with respect to different groups of service providers. The Board or a committee administering the 2006 Plan is referred to herein as the “Administrator.” Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, determine the terms and conditions of awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2006 Plan and outstanding awards.

The Administrator may not, however, re-price awards or exchange awards for other awards, cash or a combination thereof, without the approval of the shareholders, unless the award is surrendered or cancelled in exchange for a different type of award and/or cash having a total value equal to or less than the value of the surrendered or cancelled award.

Shares Subject to the 2006 Plan.

As of December 31, 2013, the maximum aggregate number of shares of Company Common Stock (“Shares”) reserved for issuance under the 2006 Plan is 551,521 Shares (increasing by an additional 2,000,000 shares to 2,551,521 shares, subject to shareholder approval of the 2006 Plan, as amended and restated), plus any Shares (not to exceed 1,000,000) that otherwise would have been returned to the Company’s 1996 Stock Plan after March 14, 2006 on account of the expiration, forfeiture, or cancellation of awards granted under the 1996 Stock Plan. If an award under the 2006 Plan expires or is settled, cancelled, forfeited, or repurchased by the Company for any reason without having been fully exercised or vested, the unvested, cancelled, forfeited or repurchased number of Shares generally will be returned to the available pool of Shares reserved for issuance under the 2006 Plan. Shares actually issued under the 2006 Plan will not be returned to the 2006 Plan and will not be available for future issuance under the 2006 Plan. Awards settled in cash or by shares withheld to satisfy the purchase price of an award or tax withholding obligations will not count against the authorized share reserve.

The Administrator will adjust the maximum number and type of shares that may be granted pursuant to the 2006 Plan, the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as the number and type of shares subject to outstanding awards, the option price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares and any other conditions of outstanding awards, in the event of a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting our common stock.

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Awards.

The 2006 Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, stock appreciation rights (“SARs”), performance units, performance shares and performance cash bonus awards. Set forth below is a general description of the types of awards that may be granted under the 2006 Plan.

Stock Options.

A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2006 Plan, the Administrator may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, but during any fiscal year of the Company, no participant may be granted options (and/or stock appreciation rights) covering more than 650,000 Shares. Notwithstanding the foregoing, during the fiscal year in which the participant first becomes a service provider, he or she may be granted options (and/or stock appreciation rights) covering up to an additional 100,000 Shares. The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by non-statutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) and all incentive stock options. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Upon termination of a participant’s service with us or with a subsidiary of us, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

Stock Appreciation Rights.

Stock appreciation rights (“SARs”) are awards that grant the participant the right to receive an amount (in the form of cash, Shares of equal value, or a combination thereof, as determined by the Administrator) equal to (1) the number of shares exercised, times (2) the amount by which the Company’s stock price exceeds the exercise price. SARs expire under the same rules that apply to options and are subject to the same per-person limits (650,000 covered shares for SARs and/or options in any fiscal year plus an additional 100,000 shares for SARs and/or options in the fiscal year in which the participant first becomes a service provider.) The Administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.

Restricted Stock.

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of Shares of restricted stock granted to any participant, but during any fiscal year of the Company, no participant may be granted more than 20,000 shares of restricted stock (and/or performance shares). In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance-Based Compensation” below for more information). A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted stock also generally will be entitled to receive all dividends and other distributions paid with respect to shares of restricted stock; provided, however, that dividends and distributions generally will be subject to the same vesting criteria as the shares of restricted stock upon which the dividend or distribution was paid.

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Performance-Based Compensation.

Performance units, performance shares and performance cash bonuses may be granted under the 2006 Plan. Performance units, performance shares and performance cash bonuses are awards that will result in a payment to a participant only if performance goals established by the Administrator are achieved or the awards otherwise vest. As described below, the Administrator will establish organizational or individual performance goals in its discretion within the parameters of the 2006 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units, performance shares and performance cash bonuses to be paid out to participants. Performance units will have an initial dollar value established by the Administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date.

During any fiscal year of the Company, no participant may receive performance bonuses greater than $40,000 or performance units having an initial value greater than $40,000. The Administrator establishes the initial value of each performance unit on the grant date. Additionally, grants of performance stock are subject to the same per-person limits as restricted stock (20,000 shares in any fiscal year). The 2006 Plan provides specific measures from which the Administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of shares of our common stock, (xi) earnings, (xii) return on shareholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on equity, (xxviii) return on net assets and (xxix) sales. Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of the Company as a whole or a business unit of the Company, and/or (5) on a pre-tax or after-tax basis.

Prior to the beginning of any applicable performance period or such later date as permitted under Section 162(m), the Administrator will establish one or more performance goals applicable to the award. Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception. By granting awards that vest upon achievement of performance goals, the Administrator may be able to preserve the Company’s deduction for certain compensation in excess of $1,000,000. Section 162(m) limits the Company’s ability to deduct annual compensation paid to the Company’s Chief Executive Officer or any certain other of the highly compensated executive officers of the Company to $1,000,000 per individual. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include shareholder approval of the 2006 Plan, setting limits on the number of awards that any individual may receive, and for awards other than stock options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid. The performance goals listed above, as well as the per-person limits on shares covered by awards, permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards.

Transferability.

Awards granted under the 2006 Plan generally are not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Effect of a Change in Control.

The 2006 Plan provides that in the event of our “change in control,” the successor corporation will assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the 2006 Plan. With respect to awards made to a non-employee director, such awards will become fully vested and exercisable immediately prior to the change in control. With respect to awards made to our employees and consultants, if there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the Administrator, and the Administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period.

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Termination and Amendment.

The 2006 Plan will automatically terminate in March of 2016, unless we terminate it sooner. In addition, the Board has the authority to amend, suspend or terminate the 2006 Plan provided such action does not impair the rights of any participant.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Non-statutory Stock Options and Stock Appreciation Rights. No taxable income is recognized when a nonqualified stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Restricted Stock, Performance Shares and Performance Units. A participant will not have taxable income upon grant of restricted stock, performance units, or performance shares. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

Performance Bonus. A participant generally will recognize no income upon the grant of a performance bonus award. Upon the payment of such award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

Section 409A. Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three most highly compensated executive officers (other than the Chief Financial Officer). However, the 2006 Plan has been designed to permit the Administrator to grant awards that qualify as performance-based compensation under Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards.

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THE FOREGOING IS ONLY A SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees and Directors

The number of awards that an employee, director or consultant may receive under the 2006 Plan is in the discretion of the Company’s Board of Directors and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares subject to awards granted under the 2006 Plan during the last fiscal year, and (ii) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Gordon R. Arnold	-	-
Michael C. Farr	25,000	$1.69
All executive officers, as a group	25,000	$1.69
All directors who are not executive officers, as a group	-	-
All employees who are not executive officers, as a group	90,500	$1.69

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMENDS VOTING “FOR” APPROVING AN AMENDMENT AND RESTATEMENT OF THE 2006 PLAN.

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Executive Officers

The current executive officers of the Company and their ages are as follows:

Name	Age	Position(s)
Gordon R. Arnold	68	President, Chief Executive Officer, Secretary and Director
Michael C. Farr	56	Vice President, Operations
Anders B. Axelsson	54	Vice President, Sales and Marketing
Tamara S. Allen	47	Chief Financial Officer

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation (“Old Sierra”) in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF, and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company’s President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company’s Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

Michael C. Farr joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger between Old Sierra and UMF, Mr. Farr has served as Vice President, Operations of the Company.

Anders B. Axelsson joined Sierra Monitor Corporation in January, 2014 as Vice President of Sales and Marketing. Prior to joining the Company, Mr. Axelsson served for over ten years as senior vice president of sales, marketing and business development of Echelon Corporation.

Tamara S. Allen joined Sierra Monitor Corporation in January 1996 as Accounting Manager. She became Controller in March 2005. Ms. Allen was appointed Chief Financial Officer in February, 2014.

There are no family relationships between any of the directors or executive officers of the Company or any of the nominees referenced in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Under the SEC’s rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

The following table sets forth certain information as of April 14, 2014, regarding beneficial ownership of our Common Stock by:

•	each person who is known to us to own beneficially more than 5% of our Common Stock;

•	each director and each nominee for election as a director of Sierra Monitor;

•	each executive officer named in the Summary Compensation Table of this Proxy Statement; and

•	all of our current directors and executive officers as a group.

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The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after April 14, 2014 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

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Five-Percent Shareholders, Directors and Executive Officers (1)	Amount and Nature of Beneficial Ownership (2)
	Number of Shares	Percent of Total Outstanding
Five-Percent Shareholders:	----------	----------
Directors and Executive Officers:
C. Richard Kramlich (3)	2,713,188	26.8%
Jay T. Last, Ph.D. (4)	2,052,475	20.3%
Gordon R. Arnold (5)	1,121,592	11.1%
Robert C. Marshall	468,587	4.6%
Michael C. Farr (6)	165,044	1.6%
Anders B. Axelsson	-	*
Tamara S. Allen (7)	94,897	*
All directors and executive officers as a group (7 persons) (8)	6,615,783	65.4%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.
(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)	Includes 211,500 shares held by Pamela P. Kramlich, Mr. Kramlich’s wife.
(4)	Includes an aggregate of 14,200 shares held by Deborah R. Last, Dr. Last’s wife.
(5)	Includes (i) 1,096,592 shares held by The Gordon and Isabel Arnold Trust, of which Mr. Arnold is a grantor and trustee and (ii) an aggregate of 25,000 shares subject to stock options exercisable within 60 days of April 14, 2014.
(6)	Includes an aggregate of 32,708 shares subject to stock options exercisable within 60 days of April 14, 2014.
(7)	Includes an aggregate of 32,708 shares subject to stock options exercisable within 60 days of April 14, 2014.
(8)	Includes an aggregate of 90,416 shares subject to stock options exercisable within 60 days of April 14, 2014.

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EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table shows for the fiscal years ended December 31, 2013 and 2012 the compensation of our Chief Executive Officer, the Company’s principal executive officer, and the one other most highly compensated executive officer of the Company not serving as Chief Executive Officer. Other than the individuals named below, no persons served as executive officers of the Company during either of the fiscal years ended December 31, 2013 or 2012:

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Bonus	Option Award	All Other Compensation		Total
Gordon R. Arnold	2013	$282,013	$0	$—	$741	(1)	$282,755
President, Chief Executive Officer	2012	$285,123	$500	$—	$682	(2)	$286,305
Michael C. Farr	2013	$260,973	$2,990	$35,275	$774	(3)	$300,012
Vice President, Operations	2012	$258,171	$500	—	$779	(4)	$259,450

(1)	Represents a $500 contribution by the Company under its 401(k) plan, and $241 life insurance premium paid in 2013.
(2)	Represents a $500 contribution by the Company under its 401(k) plan, and $182 life insurance premium paid in 2012.
(3)	Represents a $500 contribution by the Company under its 401(k) plan, and $274 life insurance premium paid in 2013.
(4)	Represents a $500 contribution by the Company under its 401(k) plan, and $279 life insurance premium paid in 2012.

Outstanding Equity Awards at Fiscal 2013 Year-End

The following tables provide the specified information concerning the number of outstanding equity awards held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2013.

Option Awards
	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price	Option Expiration Date
Gordon Arnold (1)	25,000	-	$1.50	3/6/2017
Michael Farr (1)	25,000	-	$1.50	3/6/2017
Michael Farr (2)	6,458	3,542	$1.75	5/11/2021
Michael Farr (3)	-	25,000	$1.69	10/23/2023

(1) Stock options vest ratably over a 4 year period and were fully vested on 3/6/2011.

(2) Stock options vest ratably over a 4 year period and will be fully vested on 5/11/2015.

(3) Stock options vest ratably over a 4 year period and will be fully vested on 10/23/2017.

21

Director Compensation

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2013. Mr. Arnold did not receive additional compensation for his services as a member of our Board.

Name	Fees Earned or Paid in Cash ($)	Total ($)
C. Richard Kramlich	400	400

Jay T. Last, Ph.D.	400	400

Robert C. Marshall	400	400

Cash Compensation

Pursuant to our non-employee director cash compensation policy, non-employee members of our Board, received a $100 fee per meeting. Our non-employee directors receive no additional fee for attendance at any Board committee meetings. We reimburse members of the Board and Board committees for reasonable out-of-pocket expenses incurred by them in attending such meetings.

22

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Retention Agreements. Effective April 2, 2012, we entered into retention agreements with certain executive officers and employees of the Company, including our named executive officers Gordon R. Arnold, President and Chief Executive Officer, and Michael C. Farr, Vice President, Operations. Except as may be noted below, these retention agreements have substantially the same terms and provide that in the event the executive officer’s employment with the Company is terminated without cause, or the executive officer resigns for good reason within the period beginning 3 months prior to and ending 12 months following a change of control of the Company, as defined in the agreement, the executive officer will receive:

•	continued base salary (less applicable withholding taxes) for a period of 12 months in the case of the President and six months in the case of the Vice President following the date of termination; provided, however, that any such salary continuation will immediately terminate upon the executive officer’s commencement of full-time employment with another employer;

•	continuation of commission payments (less applicable withholding taxes) for a period of 12 months in the case of the President and six months in the case of the Vice President following the date of termination, each of which commission payments will be equal to the average of the commission payments received by the executive officer, if any, during the six months prior to the date of termination;

•	a pro-rata portion of target fiscal year bonus, if any (less applicable withholdings) for the fiscal year in which the executive officer’s termination of employment occurs; provided, however, that such amount will be paid only if, and to the extent, the relevant performance targets by the Company and/or the executive officer, if any, are achieved, such amount will be pro-rated for the period of time during the fiscal year that the executive officer was an employee of the Company, and such amount will be paid at the time bonuses for the completed fiscal year are paid to other employees of the Company (but in no event later than two and one-half months following the end of the Company’s fiscal year);

•	100% acceleration of all then outstanding and unvested equity awards and an extension of the post-termination exercise period for any outstanding equity awards for an additional 12 months following the date of termination; provided, however, that in no event may the outstanding equity awards be exercised beyond their original term(s) or expiration date(s); and

•	if the executive officer timely elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), reimbursement for premiums paid for continued health benefits under COBRA for the executive (and any eligible dependents) until the earlier of (i) 6 months from the date of termination of the executive officer’s employment with the Company termination, (ii) the date upon which the executive (and/or any eligible dependents) otherwise becomes eligible for health benefits under similar plans, or (iii) the date on which the executive officer (and/or any eligible dependents) is no longer eligible to receive continuation coverage pursuant to COBRA.

Each retention agreement will terminate on the earlier to occur of the third anniversary of the effective date of the retention agreement and the date on which all of the obligations of the parties under the retention agreement have been satisfied.

In order to be eligible to receive benefits under the retention agreements, each executive officer must sign and not revoke a release of claims agreement in favor of the Company (in a form acceptable to the Company). Each retention agreement also provides that the executive officer shall comply with a 12 month non-solicitation obligation and requirements of the Company’s proprietary information and inventions agreement and shall agree to not disparage the Company and its officers, directors, employees and shareholders.

23

Equity Compensation Plan Information

The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders (1)	629,500	$1.56	194,320

Equity compensation plans not approved by security holders	-	-	-

Total	629,500	$1.56	194,320

(1) Consists of the Company’s 1996 Stock Plan that expired on March 4, 2006, and the Company’s current 2006 Stock Plan.

Certain Relationships and Related Transactions

During our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed 1% of the average of our total assets at the end of our 2013 and 2012 fiscal years, which is $88,321, and in which any of our directors, executive officers, holders of more than five percent of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2013 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2013, all other Section 16(a) reports applicable to its officers, directors and 10% shareholders were timely filed, except for the following: Form 4 for Robert C. Marshall, dated March 3, 2014, for an exercise of 100,000 options on January 24, 2013.

24

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are Sierra Monitor shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker and direct your written request to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary, or call 800-727-4377. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon R. Arnold
Gordon R. Arnold
Chairman

Milpitas, California

April 14, 2014

25

SIERRA MONITOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2014 ANNUAL MEETING OF SHAREHOLDERS

April 14, 2014

The undersigned shareholder(s) of Sierra Monitor Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 14, 2014, and hereby appoints Mr. C. Richard Kramlich and Mr. Robert Marshall, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Shareholders of Sierra Monitor Corporation to be held on Wednesday, May 14, 2014 at 10:00 a.m., local time, at the principal offices of the Company located at 1991 Tarob Court; Milpitas, California 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.	Election of Directors.

( ) FOR all nominees listed below (except as indicated)

( ) WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Gordon R. Arnold	C. Richard Kramlich
Jay T. Last	Robert C. Marshall

ITEM 2.	Proposal to ratify the appointment of Squar, Milner, Peterson, Miranda and Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

( ) FOR	( ) AGAINST	( ) ABSTAIN

ITEM 3.	Non-binding proposal to approve executive compensation as disclosed in the Proxy Statement.

( ) FOR	( ) AGAINST	( ) ABSTAIN

ITEM 4.	To approve an amendment and restatement of the 2006 Plan.

( ) FOR	( ) AGAINST	( ) ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN ITEM 1, “FOR” THE PROPOSAL LISTED IN ITEM 2, “FOR” THE PROPOSAL LISTED IN ITEM 3, “FOR” THE PROPOSAL LISTED IN ITEM 4, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Name	Signature	Title (if applicable)	Number of Shares	Date

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH MUST SIGN.

EXHIBIT A

Amended and Restated 2006 Stock Plan

[See attached]

SIERRA MONITOR CORPORATION

2006 STOCK PLAN

Effective March 15, 2006, As Amended October 24, 2013

As Amended and Restated April 14, 2014

1)	Purposes of the Plan. The purposes of this Plan are:

a)	to attract and retain the best available personnel for positions of substantial responsibility,

b)	to provide additional incentive to Employees, Directors and Consultants, and

c)	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Bonus Awards and Performance Shares.

2)	Definitions. As used herein, the following definitions will apply:

a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

b)    “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

c)    “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units, Performance Bonus Awards or Performance Shares.

d)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

e)    “Awarded Stock” means the Common Stock subject to an Award.

f)	“Board” means the Board of Directors of the Company.

g)    “Change in Control” means the occurrence of any of the following events: Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

i)         The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

ii)       A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

iii)      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

h)   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

i)    “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

j)    “Common Stock” means the common stock of the Company, or in the case of certain Stock Appreciation Rights or Performance Units, the cash equivalent thereof.

k)   “Company” means Sierra Monitor Corporation, a California corporation, or any successor thereto.

l)    “Consultant” means any person, including an advisor, engaged by the Company or a Related Entity to render services to such entity, but who is neither an Employee nor a Director.

m)  “Director” means a member of the Board.

n)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

o)   “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

p)   “Employee” means any person, including Officers and Directors, employed by the Company or a Related Entity. Neither service as a Director nor payment of a director’s fee by the Company or Related Entity will be sufficient to constitute “employment” by the Company or Related Entity.

q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

r)    “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (a) Awards with a lower Exercise Price, (b) a different type of Award, (c) cash, or (d) a combination of (a), (b) and/or (c). Notwithstanding the preceding, the term Exchange Program does not include any (i) program under which an outstanding Award is surrendered or cancelled in exchange for a different type of Award and/or cash having a total value equal to or less than the value of the surrendered or cancelled Award, (ii) action described in Section 15(a), nor (iii) transfer or other disposition permitted under Section 14.

s)	“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii)          If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii)         In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

iv)         Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

t)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

u)   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

v)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

w)  “Option” means a stock option granted pursuant to the Plan. “Outside Director” means a Director who is not an Employee.

x)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

y)   “Participant” means the holder of an outstanding Award.

z)   “Performance-Based Award” means any Award granted to selected Service Providers pursuant to this Plan, but which are subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code.

aa)  “Performance Bonus Award” means the cash award set forth in Section 12.

bb)  “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on equity, (xxviii) return on net assets, and (xxix) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

cc)   “Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

dd)  “Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

ee)   “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

ff)    “Plan” means this 2006 Stock Plan.

gg)  “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

hh)  “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under the Plan or issued pursuant to the early exercise of an Option.

ii)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

jj)     “Section 16(b)” means Section 16(b) of the Exchange Act.

kk)   “Service Provider” means an Employee, Director or Consultant.

ll)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

mm) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

nn)  “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3)	Stock Subject to the Plan.

i)       Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be equal to the sum of (i) 2,551,521 and (ii) any Shares (not to exceed 1,000,000) that otherwise would have been returned to the Company’s 1996 Stock Plan after March 14, 2006 on account of the expiration, forfeiture, or cancellation of awards granted under the 1996 Stock Plan. Any Shares subject to Awards with a per Share price equal to or greater than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award or pays the applicable withholding taxes related to the Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan.

ii)      Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4)	Administration of the Plan.

a)	Procedure.

i)       Multiple Administrative Bodies. The Board or different Committees with respect to different groups of Service Providers may administer the Plan.

ii)      Section 162(m). To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

iii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

iv)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

v)      Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

b)       Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i)       to determine the Fair Market Value;

ii)      to select the Service Providers to whom Awards may be granted hereunder;

iii)     to determine the number of Shares to be covered by each Award granted hereunder;

iv)     to approve forms of agreement for use under the Plan;

v)      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi)     to institute an Exchange Program subject to the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders of the Company

vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

viii)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

ix)     to modify or amend each Award (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

x)       to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, settlement or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

xi)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xii)    to determine whether Awards will be settled in Shares, cash or in any combination thereof;

xiii)   to determine whether Awards will be adjusted for Dividend Equivalents;

xiv)   to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

xv)    to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

xvi)   to make all other determinations deemed necessary or advisable for administering the Plan.

c)       Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5)	Eligibility.

a)       Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Bonus Awards, and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6)	Limitations.

a)       ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and a Related Entity) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

b)       No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or a Related Entity to terminate such relationship at any time, with or without cause.

c)       162(m) Limitation. The following limitations shall apply to Awards under the Plan:

i)       No Service Provider shall be granted, in any fiscal year of the Company, (A) Option or SARs to purchase more than 650,000 Shares, (B) Restricted Stock covering more than 20,000 Shares, (C) Performance Shares covering more than 20,000 Shares or (D) Performance Units or Performance Bonus Awards which could result in such Service Provider receiving more than $40,000.

ii)      In connection with his or her initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 100,000 Shares, which shall not count against the limit set forth in subsection (i) above.

iii)     The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15(a).

iv)     If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(c)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

7)	Stock Options.

a)       Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Related Entity, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

b)       Option Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator; provided, however that in the case of an Incentive Stock Option and a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Related Entity, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

c)       Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

d)       Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

i)       cash;

ii)      check;

iii)     promissory note;

iv)     other Shares, provided Shares acquired directly or indirectly from the Company (A) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

v)      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

vi)     a reduction in the amount of any Company liability to the Participant;

vii)    any combination of the foregoing methods of payment; or

viii)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

e)	Exercise of Option.

i)       Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

ii)      Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

iii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

iv)     Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8)	Restricted Stock.

a)       Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

b)       Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

c)       Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d)       Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award of Restricted Stock subject to the requirements of Section 12.

e)       Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

f)        Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

g)       Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

h)       Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9)	Stock Appreciation Rights.

a)       Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

b)       Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

c)       Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

d)       Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

e)       SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

f)        Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(e)(ii), 7(e)(iii) and 7(e)(iv) also will apply to SARs.

g)       Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

h)       The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

i)         The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10)	Performance Units and Performance Shares.

a)       Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b)       Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

c)       Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

d)       Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

e)       Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

f)        Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11)	Performance Bonus Awards.

Any Service Provider selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code (hereinafter a “Covered Employee”) will be based upon objectively determinable bonus formulas established in accordance with Section 12.

12)	Terms and Conditions of Any Performance-Based Award.

a)       Purpose. The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

b)       Applicability. This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

c)       Procedures with Respect to Performance Based Awards. To the extent necessary to comply with the performance-based compensation of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

d)       Payment of Performance Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Related Entity on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

e)       Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13)	Leaves of Absence.

Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and a Related Entity. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14)	Non-Transferability of Awards.

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award granted on or after March 15, 2006, to an individual or entity other than the Company.  Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

15)	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a)       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical Share limits of Sections 3(a) and 6(c). Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

b)       Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse in full, and that any Award’s vesting schedule shall accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

c)       Merger or Change in Control.

i)      Stock Options and SARS. In the event of a merger or Change in Control, an outstanding Option or SAR may be (i) assumed or substituted with an equivalent option or SAR of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation does not assume, substitute or replace a Participant’s Option or SAR, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Option or SAR that is not assumed, substituted or replaced as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed, substituted or replaced in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Options and SARs granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable.

ii)     Restricted Stock, Performance Shares, Performance Units, and Performance Bonus Awards. In the event of a merger or Change in Control, an outstanding Restricted Stock, Performance Share, Performance Unit award or Performance Bonus Award may be (i) assumed or substituted with an equivalent Restricted Stock, Performance Share, or Performance Unit award or Performance Bonus Award of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume, substitute or replace a Participant’s Restricted Stock, Performance Share, or Performance Unit award or Performance Bonus Award, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Restricted Stock, Performance Share, or Performance Unit award or Performance Bonus Award including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, and Performance Unit award and Performance Bonus Award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Awards granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Awards, including Shares as to which it would not otherwise be vested.

16)	No Effect on Employment or Service.

Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17)	Date of Grant.

The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18)	Term of Plan.

Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

19)	Amendment and Termination of the Plan.

a)       Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b)       Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c)       Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20)	Conditions Upon Issuance of Shares.

a)       Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b)       Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21)	Severability.

Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

22)	Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23)	Stockholder Approval.

The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws.